                                  Exhibit 9


                              POWERS OF ATTORNEY

                           LIMITED POWER OF ATTORNEY
                        WITH RESPECT TO FILINGS WITH THE
                       SECURITIES AND EXCHANGE COMMISSION


The undersigned Director of Paragon Life Insurance Company (the "Company") hereby constitutes and appoints the Company's Secretary and Assistant Secretaries as well as William L. Hutton, Esq. And Christopher A. Martin, Esq., and each of them singly, the Director's limited attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any registration statement, amendment thereto, or other filing, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.



   /s/ Anthony F. Trani
---------------------------
     Anthony F. Trani


Date: March 7, 2001
      -------------

                           LIMITED POWER OF ATTORNEY
                        WITH RESPECT TO FILINGS WITH THE
                       SECURITIES AND EXCHANGE COMMISSION


The undersigned Director of Paragon Life Insurance Company (the "Company") hereby constitutes and appoints the Company's Secretary and Assistant Secretaries as well as William L. Hutton, Esq. And Christopher A. Martin, Esq., and each of them singly, the Director's limited attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any registration statement, amendment thereto, or other filing, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.



      /s/ Michael J. McDermott
--------------------------------------
        Michael J. McDermott


Date: March 7, 2001
      -------------

                           LIMITED POWER OF ATTORNEY
                        WITH RESPECT TO FILINGS WITH THE
                       SECURITIES AND EXCHANGE COMMISSION


The undersigned Director of Paragon Life Insurance Company (the "Company") hereby constitutes and appoints the Company's Secretary and Assistant Secretaries as well as William L. Hutton, Esq. And Christopher A. Martin, Esq., and each of them singly, the Director's limited attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any registration statement, amendment thereto, or other filing, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.



      /s/ Nicholas D. Latrenta
--------------------------------------
         Nicolas D. Latrenta


Date: March 12, 2001
      --------------

                           LIMITED POWER OF ATTORNEY
                       WITH RESPECT TO FILINGS WITH THE
                      SECURITIES AND EXCHANGE COMMISSION


The undersigned Director of Paragon Life Insurance Company (the "Company") hereby constitutes and appoints the Company's Secretary and Assistant Secretaries as well as William L. Hutton, Esq. And Christopher A. Martin, Esq., and each of them singly, the Director's limited attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any registration statement, amendment thereto, or other filing, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.



      /s/ Roy C. Albertalli
-----------------------------------
          Roy Albertalli


Date: May 23, 2000
      ------------

                           LIMITED POWER OF ATTORNEY
                        WITH RESPECT TO FILINGS WITH THE
                       SECURITIES AND EXCHANGE COMMISSION


The undersigned Director of Paragon Life Insurance Company (the "Company") hereby constitutes and appoints the Company's Secretary and Assistant Secretaries as well as William L. Hutton, Esq. And Christopher A. Martin, Esq., and each of them singly, the Director's limited attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any registration statement, amendment thereto, or other filing, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.



      /s/ Eugene Marks, Jr.
-----------------------------------
        Eugene Marks, Jr.


Date: May 13, 2000
      ------------

                           LIMITED POWER OF ATTORNEY
                        WITH RESPECT TO FILINGS WITH THE
                       SECURITIES AND EXCHANGE COMMISSION


The undersigned Director of Paragon Life Insurance Company (the "Company") hereby constitutes and appoints the Company's Secretary and Assistant Secretaries as well as William L. Hutton, Esq. And Christopher A. Martin, Esq., and each of them singly, the Director's limited attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any registration statement, amendment thereto, or other filing, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.


      /s/ Stanley J. Talbi
----------------------------------
        Stanley J. Talbi


Date: May 16, 2000
      ------------

                           LIMITED POWER OF ATTORNEY
                        WITH RESPECT TO FILINGS WITH THE
                       SECURITIES AND EXCHANGE COMMISSION


The undersigned Director of Paragon Life Insurance Company (the "Company") hereby constitutes and appoints the Company's Secretary and Assistant Secretaries as well as William L. Hutton, Esq. And Christopher A. Martin, Esq., and each of them singly, the Director's limited attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any registration statement, amendment thereto, or other filing, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.



      /s/ Michael W. Witwer
-----------------------------------
        Michael W. Witwer


Date: May 12, 2000
      ------------